   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1998

                                                      REGISTRATION NO. 333-44257
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              THE GILLETTE COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                            3420                           04-1366970
 (State or other jurisdiction      (Primary Standard Industrial            (I.R.S. Employer
     of incorporation or           Classification Code Number)          Identification Number)
         organization)

                                    PRUDENTIAL TOWER BUILDING
                                   BOSTON, MASSACHUSETTS 02199
                                          (617) 421-7000
                  (Address, of principal executive offices, including zip code)

                                        JILL C. RICHARDSON
                                            SECRETARY
                                       THE GILLETTE COMPANY
                                    PRUDENTIAL TOWER BUILDING
                                   BOSTON, MASSACHUSETTS 02199
                                          (617) 421-7000
                       (Name and address, including zip code, and telephone
                        number, including area code, of agent for service)

                            ------------------------

                  Please send copies of all communications to:

  JOSEPH E. MULLANEY, ESQ.          MARY E. WEBER, ESQ.               ALAN DEAN, ESQ.              DAVID J. SORKIN, ESQ.
    THE GILLETTE COMPANY                ROPES & GRAY               DAVIS POLK & WARDWELL         SIMPSON THACHER & BARTLETT
 PRUDENTIAL TOWER BUILDING        ONE INTERNATIONAL PLACE           450 LEXINGTON AVENUE            425 LEXINGTON AVENUE
BOSTON, MASSACHUSETTS 02199     BOSTON, MASSACHUSETTS 02110       NEW YORK, NEW YORK 10017        NEW YORK, NEW YORK 10017
       (617) 421-7000                  (617) 951-7000                  (212) 450-4000                  (212) 455-2000

================================================================================

     The Gillette Company hereby removes from registration under this Registration Statement on Form S-3 (File No. 333-44257) 900,100 shares of Common Stock originally registered hereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 10th day of February, 1998.

                                          THE GILLETTE COMPANY

                                          By:     /s/ CHARLES W. CRAMB
                                            ------------------------------------
                                            Name: Charles W. Cramb
                                            Title:  Senior Vice President --
                                                    Finance, Chief Financial
                                                    Officer and Principal
                                                    Accounting Officer

     Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                               TITLE                         DATE
-------------------------------------  ------------------------------------  ------------------
                  *                    Chairman of the Board, Chief          February 10, 1998
-------------------------------------  Executive Officer and Director
           Alfred M. Zeien
                  *                    President, Chief Operating Officer    February 10, 1998
-------------------------------------  and Director
          Michael C. Hawley

                  *                    Vice Chairman of the Board of         February 10, 1998
-------------------------------------  Directors and Director
         Joseph E. Mullaney

                  *                    Senior Vice President -- Finance      February 10, 1998
-------------------------------------  (Chief Financial Officer and
          Charles W. Cramb             Principal Accounting Officer)

                  *                                  Director                February 10, 1998
-------------------------------------
          Warren E. Buffett

                  *                                  Director                February 10, 1998
-------------------------------------
           Wilbur H. Gantz

                  *                                  Director                February 10, 1998
-------------------------------------
         Michael B. Gifford

                  *                                  Director                February 10, 1998
-------------------------------------
          Carol R. Goldberg

                  *                                  Director                February 10, 1998
-------------------------------------
          Herbert H. Jacobi

                  *                                  Director                February 10, 1998
-------------------------------------
           Henry R. Kravis

                  *                                  Director                February 10, 1998
-------------------------------------
        Richard R. Pivirotto

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

              SIGNATURE                               TITLE                         DATE
-------------------------------------  ------------------------------------  ------------------


                  *                                  Director                February 10, 1998
-------------------------------------
            Juan M. Steta

                  *                                  Director                February 10, 1998
-------------------------------------
       Alexander B. Trowbridge

*By:   /s/ CHARLES W. CRAMB
     ----------------------------
     Charles W. Cramb, for
     himself and as attorney-in-fact

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